SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): September 17, 1996

                                SIS Bancorp, Inc.

State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization                                Identification No.)

Massachusetts                                                04-3303264

SIS Bancorp, Inc.
1441 Main Street
Springfield, MA 01102

(413) 748-8000



Item 5.  Other Events

         On September 17, 1996, the registrant issued a press release relating to certain tax benefits, a copy of said press release is attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

Exhibit 99.1-      SIS Bancorp, Inc. Press Release dated September 17, 1996.


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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIS Bancorp, Inc.

By:_____________________________________________________
F William Marshall, Jr.    President and CEO

Date: September 23, 1996